UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

GridAI Technologies Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-37853	46-4993860
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275 Boca Raton, FL 33432
(Address of Principal Executive Offices) (Zip Code)

(561) 589-5444

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2025, GridAI Technologies Corp. (f/k/a Entero Therapeutics, Inc.) (the “Company”) entered into a Revolving Loan Agreement dated January 27, 2025 (the “Revolving Loan Agreement”), with 1396974 BC Ltd. (the “Lender”) pursuant to which the Lender agreed to make loans to the Company. Under the Revolving Loan Agreement, the outstanding principal balance of all outstanding loans, all accrued and unpaid interest and all other amounts, costs, expenses and/or liquidated damages were due in full on January 31, 2026 (the “Maturity Date”). As also previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2026, on April 1, 2026, the Company received a demand letter from the Lender, asserting that the Company is in default of the Revolving Loan Agreement as the Maturity Date had passed and the amounts due under the Revolving Loan Agreement have not been repaid, and demanding the Company to pay a total sum of $1,014,675, which includes the principal amounts received by the Company ($700,000), interest and a 20% increase of these amounts due to the default pursuant to the terms of Revolving Loan Agreement. On May 14, 2026, the Company and the Lender entered into a Debt Settlement and Subscription Agreement (the “Settlement Agreement”) pursuant to which the Company will satisfy its obligation to the Lender through (i) a cash payment in the aggregate amount of $800,000, comprised of the principal amount of $700,000 and accrued interest in the amount of $100,000, and (ii) the issuance of 71,482 shares of the Company’s common stock at a deemed price of $3.25 per share, in satisfaction of remaining accrued interest obligations of $232,315, all in accordance with the terms and conditions set forth in the Settlement Agreement.

The foregoing description of the Settlement Agreement is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.1	Debt Settlement and Subscription Agreement, dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIDAI TECHNOLOGIES CORP.

Date: May 20, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer